================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------
                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2005


                                   XsunX, Inc.
             (Exact name of registrant as specified in its charter)


         Colorado                        000-29621                 84-1384159
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                  165 Enterprise, Aliso Viejo, California 92656
                 ----------------------------------------------
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (949) 330-8060

                                   Copies to:
                              Greg Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2005, XsunX, Inc. (the "Company") consummated a Securities Purchase Agreement (the "Purchase Agreement") dated December 12, 2005 with Cornell Capital Partners L.P. ("Cornell") providing for the sale by the Company to Cornell of its 10% secured convertible debentures in the aggregate principal amount of $5,000,000 (the "Debentures") of which $2,000,000 was advanced immediately. The second installment of $2,000,000 will be advanced immediately prior to the filing by the Company with the Securities and Exchange Commission (the "Commissions") of the Registration Statement (as defined below). The last installment of $1,000,000 will be advanced three days prior to the date the Registration Statement is declared effective by the Commission.

The Debentures mature on the third anniversary of the date of issuance (the "Maturity Date") and the Company is not required to make any payments until the Maturity Date.

Holders (the "Holders") of the Debentures may convert at any time amounts outstanding under the Debentures into shares of Common Stock of the Company (the "Common Stock") at a conversion price per share equal to the lesser of $0.38 or 95% of the lowest daily volume weighted average price of the Common Stock, as quoted by Bloomberg, LP, for the 30 trading days immediately preceding the date of conversion (the "Variable Market Price"). Unless waived by the Company, the Holders may not, together with their affiliates, convert more than an aggregate of $350,000 in any 30-day period of principal amount of the Debentures at the Variable Market Price. Cornell has agreed not to short any of the shares of Common Stock

The Company has the right to redeem a portion or all amounts outstanding under the Debenture prior to the Maturity Date at a 15% redemption premium provided that the closing bid price of the Common Stock is less than $0.38.

Under the Purchase Agreement, the Company also issued to Cornell five-year warrants to purchase 3,125,000 and 1,250,000 shares of Common Stock at $0.45 and $0.55, respectively (collectively, the "Warrants").

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement (the "Registration Rights Agreement") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants. The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than April 11, 2006 and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants have been sold. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than January 11, 2006, or if the Registration Statement is not declared effective by April 11, 2006, it is required pay to Cornell, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

Prior to executing the Purchase Agreement, the Company had withdrawn the registration statement that included Common Stock issued to Cornell and Common Stock to be issued upon the conversion of debentures and the exercise of warrants previously sold to Cornell (collectively, the "Initial Securities") pursuant to a securities purchase agreement executed on July 14, 2005 (the "Prior Agreement") as well as Common Stock to be issued pursuant to the Standby Equity Distribution Agreement dated July 14, 2005 between the Company and Cornell (the "Distribution Agreement"). All Initial Securities will be included in the Registration Statement. The Company and Cornell also agreed to terminate the Distribution Agreement.

The Company's obligations under the Prior Agreement and the Purchase Agreement are secured by substantially all of the Company's assets. As further security for its obligations thereunder, the Company has deposited into escrow 26,798,418 shares of Common Stock. In addition, Tom Djokovich, the Company's Chief Executive Officer, has granted a security interest in 925,000 shares of Common Stock that he owns to secure the Company's obligations under the Prior Agreement only.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of a secured loan obligation by the Company.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above for a description of the transactions pursuant to which the Company issued Debentures and Warrants. All securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit
Number                               Description
-------     --------------------------------------------------------------------
4.1         Convertible Debenture dated December 12, 2005
4.2         Form of $0.45 Warrant
4.3         Form of $0.55 Warrant
10.1        Securities Purchase Agreement dated December 12, 2005 between the
            Company and Cornell
10.2        Investor Registration Rights Agreement dated December 12, 2005
10.3        Amended and Restated Pledge and Escrow Agreement dated December 12,
            2005 by and among the Company, Cornell and David Gonzalez as escrow agent
10.4        Amended and Restated Security  Agreement dated December 12, 2005 by and between the Company and Cornell
10.5        Escrow  Agreement  Dated December 12, 2005 by and among the Company.
            Cornell and David Gonzalez, as Escrow Agent
10.6        Irrevocable Transfer Agent Instructions
10.7        Termination Agreement dated December 12, 2005 between the Company and Cornell.
99.1        Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XsunX, Inc.


                                       By: /s/ Tom Djokovich
                                           -------------------------------------
                                           Chief Executive Officer


  Date:  December 12, 2005